As filed with the Securities and
Exchange Commission on May 31, 2000                       Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                       BIOJECT MEDICAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

           Oregon                                     93-1099680
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or organization)

                            7620 S.W. Bridgeport Road
                               Portland, OR 97224
                     --------------------------------------
                     Address of Principal Executive Offices

                                 (503) 639-7221
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                   Bioject Inc. 401(k) Retirement Benefit Plan
          ------------------------------------------------------------
                            (Full Title of the Plan)

                                 James C. O'Shea
                             Chief Executive Officer
                            7620 S.W. Bridgeport Road
                             Portland, Oregon 97224
                        ---------------------------------------
                        (Name and Address of Agent For Service)

                                     (503) 639-7221
              ------------------------------------------------------------
             (Telephone Number, Including Area Code, of Agent For Service)


                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                                Proposed Maximum        Proposed Maximum
      Title of Each Class of               Amount to            Offering Price Per      Aggregate Offering         Amount of
   Securities to be Registered         be Registered(1)             Share(2)                  Price          Registration Fee(1)
---------------------------------------------------------------------------------------------------------------------------------
Common Shares,                          20,000 shares                $8.6875                $173,750               $45.87
no par value
=================================================================================================================================

(1)  To be offered by the Company pursuant to the Plan described herein.

(2) The proposed maximum offering price per share and the registration fee were calculated in accordance with rule 457(c) and (h) based on the average of the high and low prices for shares of the registrant's Common Stock on May 23, 2000 as quoted by the Nasdaq SmallCap Market, which was $8.6875 per share.

================================================================================

           PART II. INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                      REGISTRATION OF ADDITIONAL SECURITIES

     Pursuant to General Instruction E, this Registration Statement on Form S-8 is filed by Bioject Medical Technologies, Inc. (the "Registrant") to register additional securities under the Bioject Inc. 401(k) Retirement Benefit Plan (the "Plan") covered by the Registrant's Registration Statement on Form S-8 (No. 333-37017), as amended. The additional securities are to be issued pursuant to an amendment to the Plan approved by the Registrant's Board of Directors on September 9, 1998. Portions of Registration Statement No. 333-37017 are incorporated herein by reference.


Item 8.  Exhibits.

Exhibit Number       Exhibit
--------------       -------
     4.1*            Bioject, Inc. 401(k) Retirement Benefit Plan

     5.1             Opinion of Dorsey & Whitney LLP

     5.2 Determination letter from the IRS with respect to qualification of the Bioject, Inc. 401(k) Retirement Benefit Plan under Section 401 of the Internal Revenue Code of 1986, as amended

    23.1             Consent of Dorsey & Whitney LLP  (included in Exhibit 5.1)

    23.2             Consent of Independent Public Accountants

    24.1             Power of Attorney (See page II-6 of this Registration
                     Statement)
----------------------

* Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (No. 333-37017)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, Oregon, on this 4th day of January, 2000.

                                    BIOJECT MEDICAL TECHNOLOGIES INC.


                                    By: /s/ James C. O'Shea
                                        ----------------------------------------
                                        James C. O'Shea
                                        Chairman of the Board, Chief Executive
                                          Officer and President

                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints James C. O'Shea and Chris Farrell, or either of them, his attorney-in-fact, with the power of substitution, for them in any and all capacities, to sign any amendments to this registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                    Title                            Date
---------                    -----                            ----


/s/ James C. O'Shea          Chairman of the Board            January 4, 2000
-----------------------      Chief Executive Officer
James C. O'Shea              and President (Principal
                             Executive, Accounting and
                             Financial Officer)


/s/ William A. Gouveia       Director                         January 7, 2000
-----------------------
William A. Gouveia


/s/ John Ruedy, M.D.         Director                         January 13, 2000
-----------------------
John Ruedy, M.D.


/s/ Grace Keeney Fey         Director                         January 6, 2000
-----------------------
Grace Keeney Fey


/s/ Eric T. Herfindal        Director                         January 6, 2000
-----------------------
Eric T. Herfindal


/s/ Richard J. Plestina      Director                         January 11, 2000
-----------------------
Richard J. Plestina


/s/ David H. de Weese        Director                         January 7, 2000
-----------------------
David H. de Weese


/s/ Edward Flynn             Director                         January 7, 2000
-----------------------
Edward Flynn

     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, Oregon, on this 31st day of May, 2000.


                                        BIOJECT, INC.


                                        By:  /s/ Christine Farrell
                                             -----------------------------------
                                             Christine Farrell
                                             Secretary

                                  EXHIBIT INDEX

Exhibit
Number           Exhibit                                               Page
------           -------                                               ----

     4.1*            Bioject, Inc. 401(k) Retirement Benefit Plan

     5.1             Opinion of Dorsey & Whitney LLP

     5.2 Determination letter from the IRS with respect to qualification of the Bioject, Inc. 401(k) Retirement Benefit Plan under Section 401 of the Internal Revenue Code of 1986, as amended

    23.1             Consent of Dorsey & Whitney LLP  (included in Exhibit 5.1)

    23.2             Consent of Independent Public Accountants

    24.1             Power of Attorney (See page II-6 of this Registration
                     Statement)
--------------------

* Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (No. 333-37017)